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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 1, 1998

                          DLJ Commercial Mortgage Corp.
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            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                               333-32019              13-3956945
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(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                      File Number)         Identification No.)


       277 Park Avenue, New York, New York               10172
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    (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code  (212) 892-3000

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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         In connection with the offering of the Commercial Mortgage Pass-Through Certificates, Series 1998-CG1, Donaldson, Lufkin & Jenrette Securities Corporation prepared and furnished to prospective investors certain Computational Materials.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.


(c) Exhibits:

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Exhibit No.       Description

99.1 Copy of Computational Materials and ABS Term Sheets, dated June 1, 1998, prepared by Donaldson, Lufkin & Jenrette Securities

        Corporation and filed on Form SE pursuant to Rule 311(i) of Regulation S-T.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 10, 1998

                                          DLJ COMMERCIAL MORTGAGE CORP.


                                          By: /s/  N. Dante LaRocca
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                                              Name:   N. Dante LaRocca
                                              Title:  Senior Vice President


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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                                                            Page No.
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99.1    Computational Materials and ABS Term Sheets, dated June 1,        CE
        1998, prepared by Donaldson, Lufkin & Jenrette Securities
        Corporation.



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